Exhibit 99.2

Sunbeam Operating Portfolio Ref. No.: PR-022433	Page 1/5 ∎

To: Brookfield Renewable DG US

Luminace ABS-2022 Issuer, LLC

CC:

From: Michael Hall / Sr. Project Manager / UL Services Group LLC (f/k/a AWS Truepower, LLC

Date: 29 April 2022

Re: Due Dilligence Summary of Findings and Conclusions of Review

Introduction:

UL Services Group LLC (“UL”) has reviewed certain aspects of the methods and procedures used by Brookfield Renewable DG US (“Brookfield”) in its development of Distributed Generation (“DG”) solar photovoltaic power generation installations (individually referred to as a “Facility”, “Site”, or “Project”, and wholly referred to as the “Portfolio”). The results of UL’s review were provided within an Independent Engineering Report titled “Independent Engineering Report: Operational Assessment of Projects for Financing” (the “IE Report”), dated 29 April 2022.

This summary report (the “Summary Report”) has been prepared in connection with the engagement by Brookfield Renewable DG US, LLC (“Brookfield” or the “Client”) to provide technical and professional services to perform Technical Due Diligence and Independent Engineering Services, to provide an Independent Engineering Report (“IER”) in support of an Asset Backed Security (“ABS”) financing for the operating portfolio known as the Sunbeam Operating Portfolio – Asset Backed Securitization (Takeout Financing) Portfolio. In order to gain a complete understanding of UL’s review, and of our findings and conclusions, the IE Report should be read in its entirety.

The Portfolio is comprised of 75 operating distributed generation (“DG”) solar projects across 376 sites, with a total operating capacity of 257,513 kWDC. The Commercial Operation Date (“COD”) for the Projects ranges from July 2008 through October 2021.

The 10,000 kWDC ALYN #644 Project was excluded from the Portfolio stratifications throughout this Report, given that it’s characteristics for being a larger system size and streams of revenue are unique to the Portfolio, and would skew the average Project size. Except for this Introduction Section, within this Report UL has excluded the ALYN #644 Project to more accurately reflect a typical Project within the ABS pool of assets. UL finds this approach reasonable and takes no exception.

The 74 Projects within the Portfolio include a total operating capacity of 247,513 kWDC, ranging from 69 kWDC to 26,822 kWDC, with the average Project size being 3,391 kWDC. 38% of the Sites are Parking

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Canopy/Fixed, 35% of the Sites are Ground/Fixed, 16% of the Sites are Ground/Tracking, and 11% of the Sites are Roof/Fixed.

The Projects are located throughout the United States (“US”), in 14 different states. Within the Portfolio, 25.60% of the Sites are located in the US North-East – Connecticut, District of Columbia, Delaware, Maryland, Massachusetts, New Jersey, New York, Rhode Island, and 68.00% of the Portfolio are located in the US South-West – Arizona and California, with the remaining Sites accounting for 6.40% located in Georgia, Illinois, Ohio, and Texas.

Summary of UL’s Reviews

Operational Energy Production and Portfolio Benefit Review:

During the preparation of this Report, UL selected 24 Projects for Operational Energy Assessment and Portfolio Benefit Analysis. The 24 Projects were selected specifically because of their sufficient operational history and regional diversity, making them preferred candidates to help inform the overall portfolio performance. These Projects had an average operational period of 5 years and a minimum operational period of one year. For the other 50 Projects where Operational Energy Assessment was not possible (due to data availability, period of record, or data continuity/filtering for one-off events), UL used the Client-provided P50s (from pre-construction energy estimates) and applied a portfolio-wide performance factor of 100.8%. For these Projects, UL did not independently verify the Project capacities, modeling approaches, or the modeling assumptions, and relied on Client-provided numbers.

UL assessed the historical operation of each selected Project, adjusted for the relative irradiance of the operational period, estimated future plant availability and other losses, and produced an estimate of net production for the future evaluation period. UL also calculated portfolio benefit.

For the balance of the Portfolio, pre-construction estimates were used. For Projects without an OEPE, the Client’s P50 estimates were provided directly from the Client, and were not reviewed by UL. UL received high-level information about a handful of loss modeling approaches from the Client that was generally consistent with industry common approaches. UL has considered these facts when approximating the PVsyst modeling uncertainty for the PBA analysis.

Technology Review:

UL completed a high-level review of the module and inverter manufacturers that make up the technology included within the Portfolio. The Portfolio includes 13 different module manufacturers, with the top 5 making up 78.56% of the Portfolio and the balance of manufacturers outside of the top 5 making up 21.44% of the Portfolio. The Portfolio consists of 9 inverter manufacturers, with the top 4 making up 85.62% of the Portfolio and the balance of manufacturers outside the top 4 making up 14.38% of the Portfolio. The Portfolio consists of 56 Sites containing central inverters and 320 Sites containing string inverters, each accounting for approximately 50% of the total kWDC within the Portfolio.

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For the Modules, the majority of the modules reviewed use conventional monocrystalline or multicrystalline cell technologies, which are common in the industry and would be considered low risk. Only 3.7% of the Portfolio power is made up of obsolete module technology with 2.2% (Unisolar) requiring major system redesign in the event of significate module replacement. UL is of the opinion that sufficient funding exists in the financial model to cover expected costs for replacing modules that are out of warranty. Additionally, UL notes that any functioning modules removed from a project can be used as spares for other projects that use similar modules.

For the Inverters, UL is of the opinion that the inverter availability of the fleet can be maintained using original OEM parts or spare parts available from third party suppliers. UL would recommend that spare parts usage and availability for all inverters in the fleet be analyzed to determine appropriate levels of parts to keep in stock to maintain or improve inverter availability.

Operations and Maintenance Agreement Review:

UL completed a high-level review of the management, operation and maintenance agreement for the Projects within the Portfolio. UL’s focus was on the included and excluded services of the provider, price, term, termination provisions, warranty provisions, and any performance or availability guarantees. UL’s review was used to determine reasonableness with industry standards based on the age of the agreement, includes services, and other factors. Based on UL’s current understanding of the Projects included within the Portfolio and covered under the O&M Agreement, UL considers the arrangement of the Agreement to appropriately protect the Projects and ensure each Project continues to perform at the levels indicated within UL’s Energy Assessment and Portfolio Benefit Analysis.

Permitting and Environmental Review:

Within the Portfolio, UL selected 12 representative Sites for permitting and real estate reviews. UL conducted a high-level environmental and permitting review of the provided documentation to confirm that operational permits are in place for Brookfield-identified priority Projects. Operational rooftop and parking Projects typically only require ministerial county or municipal building and/or electrical permits. UL finds that for the priority rooftop and parking Projects reviewed, all of the operational building/electrical permits have been provided. For operational ground mount projects located on private land, discretionary land use and ministerial building/electrical permits would be required, relevant to the location and jurisdiction. UL finds that all of the operational land use and building permits have been provided, as required, for the priority ground mount Projects reviewed.

Real Estate Review:

UL conducted a high-level real estate review of the provided documentation to identify the status for the Brookfield-identified priority Projects. UL finds that real estate documents are in place for all of the Projects reviewed.

Developer Review:

UL has completed reviews of Constellations’ development platform, methodology for performing energy assessments, operations and maintenance agreements, observed a sample of completed or in-

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construction Projects, in an effort to obtain a high-level understanding of Constellations’ overall position as a developer within the solar market. UL is of the opinion that Constellation has the capabilities and experience to develop and operate solar projects within the contiguous United States and that they currently possesses the technical expertise, financial strength, strong track record, and the resource availability to develop and operate Projects within the Portfolio.

Financial Model Review:

UL reviewed the assumptions used for future energy generation (P50 and P90), Operations and Maintenance (O&M) Expenses, degradation, and useful life in the Client’s financial model. UL found the O&M expense assumptions included within the financial model to be reasonable and in line with current industry standards and expectations. The variable O&M expense assumptions are in line with UL’s estimates for corrective maintenance, module washing, vegetation management, and major maintenance reserves (inverter reserves). The assumptions for future P50 and P90 generation and degradation rate match UL’s energy production and degradation estimates.

Conclusions

Provided below are the conclusions UL reached within the IE Report dated 29 April 2022. For a complete understanding of the estimates, assumptions, and calculations upon which UL’s opinions are based, this Summary Report and UL’s Report should be read in their entirety. On the basis of our review and analyses and UL’s Report, UL is of the opinion that:

1.

UL completed a forecast for future energy production for 24 selected Projects from within the Portfolio. The 24 Projects were selected specifically because of their sufficient operational history and regional diversity, making them preferred candidates to help inform the overall Portfolio performance. These Projects had an average operational period of 5 years and a minimum operational period of 1 year, with some Projects having 7-8 years of operational history. UL notes that the average operational period is longer than the typical operational period available for an OEPE (1-2 years), and that all the selected Projects met the minimum requirement of 1 year of operation; therefore, UL finds that these OEPE results to be a reasonable representation of the expected future performance, as shown by the quoted uncertainty for these OEPE results.

2.

UL’s portfolio benefit analysis is intended to quantify this benefit in a systematic and robust manner. The results of UL’s portfolio benefit analysis was equal to 19.3 GWH or 6.3% at the Annual P99 level.

3.

In general, UL considers that the modules installed within the Portfolio are an appropriate module for each of the Projects based on the Project’s location and environmental conditions and that UL is of the opinion that sufficient funding exists in the financial model to cover expected costs for replacing modules that are out of warranty.

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4.

In general, UL considers that the central and string inverters installed within the Portfolio are appropriate for the Portfolio, and with appropriate continued O&M, the inverters should perform as designed for the Projects.

5.

UL considers the provisions contained within the O&M Agreement to be reasonable and representative of standard requirements for the operation and maintenance of a DG solar site. The included Planned Maintenance (preventative maintenance) includes remote monitoring, scheduled maintenance activities for monthly, semi-annually, and annually, which are typical of other similar operation and maintenance agreements reviewed by UL and typically required to operate a solar plant in a safe and efficient manner.

6.

In general, UL finds that for the rooftop and parking Projects reviewed, all of the operational building/electrical permits have been provided. All of the operational land use and building permits have been provided as required for the priority ground mount Projects. Additionally, UL finds that the Client has a process in place to identify permit requirements for each Project, conduct environmental studies, and track permit compliance throughout construction and operation, consistent with IE expectations. Generally, environmental resources are likely a low risk as the Projects have been in operation, they are small in size, and located within or adjacent to existing development. Identified environmental operational permit conditions were related to landscaping and did not include wildlife/habitat monitoring.

7.	UL finds that real estate documents are in place for all of the sample Projects reviewed.

8.

UL is of the opinion that Constellation has the capabilities and experience to develop and operate solar projects within the contiguous United States and that they currently possesses the technical expertise, financial strength, strong track record, and the resource availability to develop and operate Projects within the Portfolio.

9.

UL found the O&M expense assumptions to be reasonable and in line with the contracted amounts in the corresponding O&M agreements. The variable O&M expense assumptions are in line with UL’s estimates for corrective maintenance, module washing, vegetation management, and major maintenance reserves (inverter reserves). The assumptions for future P50 and P90 generation and degradation rate match UL’s energy production and degradation estimates.

Brookfield	29 April 2022